Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
FIRST QUARTER 2006

JPMORGAN CHASE & CO. TABLE OF CONTENTS

Effective January 1, 2006, the Firm modified certain of its financial disclosures. These changes are reflected in this earnings release financial supplement for the first quarter of 2006. The changes are intended to reflect more closely the manner in which JPMorgan Chase’s business segments are managed effective with the first quarter of 2006 and to provide improved comparability of the Firm’s results with that of its competitors. For additional details regarding these enhancements, refer to the Form 8-K furnished to the Securities and Exchange Commission on April 11, 2006 and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS
							1Q06 Change
	1Q06		4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$15,236		$13,678	$14,465	$12,743	$13,647	11%	12%
Provision for Credit Losses (a)	831		1,224	1,245	587	427	(32)	95
Noninterest Expense	9,752		8,535	9,464	10,899	9,937	14	(2)
Net Income	3,081		2,698	2,527	994	2,264	14	36

Per Common Share:
Net Income Per Share — Basic	$0.89		$0.78	$0.72	$0.28	$0.64	14	39
Net Income Per Share — Diluted	0.86		0.76	0.71	0.28	0.63	13	37
Cash Dividends Declared Per Share	0.34		0.34	0.34	0.34	0.34	-	-
Book Value Per Share	31.19		30.71	30.26	29.95	29.78	2	5
Closing Share Price	41.64		39.69	33.93	35.32	34.60	5	20

Common Shares Outstanding:
Weighted-Average Diluted Shares Outstanding	3,570.8		3,563.9	3,547.7	3,548.3	3,569.8	-	-
Common Shares Outstanding at Period-end	3,473.0		3,486.7	3,503.4	3,514.0	3,525.3	-	(1)

SELECTED RATIOS:
Return on Common Equity (“ROE”) (b)	12%		10%	9%	4%	9%
Return on Equity-Goodwill (“ROE-GW”) (b) (c)	20		17	16	6	15
Return on Assets (“ROA”) (b) (d)	1.00		0.89	0.84	0.34	0.79
Tier 1 Capital Ratio	8.5	(h)	8.5	8.2	8.2	8.6
Total Capital Ratio	12.1	(h)	12.0	11.3	11.3	11.9

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,273,282		$1,198,942	$1,203,033	$1,171,283	$1,178,305	6	8
Wholesale Loans	164,799		150,111	151,591	149,588	137,401	10	20
Consumer Loans	267,282		269,037	268,913	266,437	265,268	(1)	1
Deposits	584,465		554,991	535,123	534,640	531,379	5	10
Common Stockholders’ Equity	108,337		107,072	105,996	105,246	105,001	1	3

Headcount	170,787		168,847	168,955	168,708	164,381	1	4

LINE OF BUSINESS EARNINGS
Investment Bank	$850		$667	$1,068	$611	$1,328	27	(36)
Retail Financial Services	881		803	656	980	988	10	(11)
Card Services	901		302	541	542	522	198	73
Commercial Banking	240		279	284	157	231	(14)	4
Treasury & Securities Services	312		307	277	242	254	2	23
Asset & Wealth Management	313		342	315	283	276	(8)	13
Corporate (e)	(416)		(2)	(614)	(1,821)	(1,335)	NM	69

Net Income	$3,081		$2,698	$2,527	$994	$2,264	14	36

EXCLUDING IMPACT OF MERGER COSTS (f)
Net Income	$3,081		$2,698	$2,527	$994	$2,264	14	36
Less Merger Costs (after-tax) (g)	44		48	137	173	90	(8)	(51)

Earnings Excluding Merger Costs	$3,125		$2,746	$2,664	$1,167	$2,354	14	33

(a)	Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina.
(b)	Based on annualized amounts.
(c)	Net income applicable to common stock divided by Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate comparisons to competitors.
(d)	Represents Net income divided by Total average assets.
(e)	Includes the after-tax impact of material litigation reserve charges and Merger costs. See Corporate for additional details.
(f)	Net Income excluding the impact of Merger costs is a non-GAAP financial measure. JPMorgan Chase believes Merger costs are not part of its normal business operations, and therefore not indicative of trends as they do not provide meaningful comparisons with other periods.
(g)	Merger costs are included within Corporate.
(h)	Estimated

JPMORGAN CHASE & CO. STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
REVENUE
Investment Banking Fees	$1,169	$1,145	$989	$961	$993	2%	18%
Principal Transactions	2,602	1,423	2,886	724	2,636	83	(1)
Lending & Deposit Related Fees	841	853	865	851	820	(1)	3
Asset Management, Administration and Commissions	2,973	2,723	2,628	2,541	2,498	9	19
Securities Gains (Losses)	(116)	(540)	(44)	70	(822)	79	86
Mortgage Fees and Related Income	241	155	201	336	362	55	(33)
Credit Card Income	1,910	1,402	1,855	1,763	1,734	36	10
Other Income	556	1,764	233	496	201	(68)	177

Noninterest Revenue	10,176	8,925	9,613	7,742	8,422	14	21

Interest Income	13,374	12,184	11,435	10,949	10,632	10	26
Interest Expense	8,314	7,431	6,583	5,948	5,407	12	54

Net Interest Income	5,060	4,753	4,852	5,001	5,225	6	(3)

TOTAL NET REVENUE	15,236	13,678	14,465	12,743	13,647	11	12

Provision for Credit Losses (a)	831	1,224	1,245	587	427	(32)	95

NONINTEREST EXPENSE
Compensation Expense	5,600	4,286	5,001	4,266	4,702	31	19
Occupancy Expense	602	645	549	580	525	(7)	15
Technology and Communications Expense	874	909	899	896	920	(4)	(5)
Professional & Outside Services	888	1,002	1,018	1,130	1,074	(11)	(17)
Marketing	519	385	512	537	483	35	7
Other Expense (b)	834	856	882	2,826	1,705	(3)	(51)
Amortization of Intangibles	364	375	382	385	383	(3)	(5)
Merger Costs	71	77	221	279	145	(8)	(51)

TOTAL NONINTEREST EXPENSE	9,752	8,535	9,464	10,899	9,937	14	(2)

Income before Income Tax Expense	4,653	3,919	3,756	1,257	3,283	19	42
Income Tax Expense	1,572	1,221	1,229	263	1,019	29	54

NET INCOME	$3,081	$2,698	$2,527	$994	$2,264	14	36

DILUTED EARNINGS PER SHARE	$0.86	$0.76	$0.71	$0.28	$0.63	13	37

EXCLUDING IMPACT OF MERGER COSTS
Net Income	$3,081	$2,698	$2,527	$994	$2,264	14	36
Less Merger Costs (after-tax)	44	48	137	173	90	(8)	(51)

Earnings Excluding Merger Costs	$3,125	$2,746	$2,664	$1,167	$2,354	14	33

Diluted Per Share:
Net Income	$0.86	$0.76	$0.71	$0.28	$0.63	13	37
Less Merger Costs (after-tax)	0.01	0.01	0.04	0.05	0.03	-	(67)

Earnings Excluding Merger Costs	$0.87	$0.77	$0.75	$0.33	$0.66	13	32

FINANCIAL RATIOS
ROE	12%	10%	9%	4%	9%
ROE-GW	20	17	16	6	15
ROA	1.00	0.89	0.84	0.34	0.79
Effective Income Tax Rate	34	31	33	21	31
Overhead Ratio	64	62	65	86	73
(a)	Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.
(b)	Includes litigation reserve charges of $1,872 million in the second quarter of 2005 and $900 million in the first quarter of 2005 relating to the settlement of Enron and WorldCom class action litigation and for certain other material legal proceedings. In the first quarter of 2006 and fourth quarter of 2005, insurance recoveries relating to certain material litigation of $98 million and $208 million, respectively, were recorded.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS
(in millions)

						Mar 31, 2006
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2006	2005	2005	2005	2005	2005	2005
ASSETS
Cash and Due from Banks	$36,903	$36,670	$33,036	$35,092	$37,593	1%	(2)%
Deposits with Banks	10,545	21,661	14,337	9,080	14,331	(51)	(26)
Federal Funds Sold and Securities Purchased under Resale Agreements	153,755	133,981	122,876	130,785	132,751	15	16
Securities Borrowed	93,280	74,604	64,381	58,457	53,174	25	75
Trading Assets:
Debt and Equity Instruments	259,275	248,590	250,171	235,803	230,725	4	12
Derivative Receivables	52,750	49,787	54,389	55,015	60,388	6	(13)
Securities	67,126	47,600	68,697	58,573	75,251	41	(11)
Interests in Purchased Receivables	29,029	29,740	28,766	27,887	28,484	(2)	2
Loans (Net of Allowance for Loan Losses)	424,806	412,058	413,284	409,231	395,734	3	7
Private Equity Investments	6,499	6,374	6,081	6,488	7,333	2	(11)
Accrued Interest and Accounts Receivable	21,657	22,421	28,872	24,245	21,098	(3)	3
Premises and Equipment	8,985	9,081	9,297	9,354	9,344	(1)	(4)
Goodwill	43,899	43,621	43,555	43,537	43,440	1	1
Other Intangible Assets:
Mortgage Servicing Rights	7,539	6,452	6,057	5,026	5,663	17	33
Purchased Credit Card Relationships	3,243	3,275	3,352	3,528	3,703	(1)	(12)
All Other Intangibles	4,832	4,832	5,139	5,319	5,514	-	(12)
Other Assets	49,159	48,195	50,743	53,863	53,779	2	(9)

TOTAL ASSETS	$1,273,282	$1,198,942	$1,203,033	$1,171,283	$1,178,305	6	8

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$128,982	$135,599	$134,129	$138,025	$130,533	(5)	(1)
Interest-Bearing	309,779	287,774	267,288	263,952	271,592	8	14
Non-U.S. Offices:
Noninterest-Bearing	6,591	7,476	6,723	7,289	6,669	(12)	(1)
Interest-Bearing	139,113	124,142	126,983	125,374	122,585	12	13

Total Deposits	584,465	554,991	535,123	534,640	531,379	5	10
Federal Funds Purchased and Securities Sold under Repurchase Agreements	151,006	125,925	143,404	137,350	137,062	20	10
Commercial Paper	15,933	13,863	16,166	12,842	13,063	15	22
Other Borrowed Funds	14,400	10,479	15,400	12,716	10,124	37	42
Trading Liabilities:
Debt and Equity Instruments	104,160	94,157	99,163	83,011	96,090	11	8
Derivative Payables	55,938	51,773	53,329	51,269	57,626	8	(3)
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	73,693	78,460	74,698	77,064	72,183	(6)	2
Beneficial Interests Issued by Consolidated VIEs	42,237	42,197	46,140	43,826	44,827	-	(6)
Long-Term Debt	112,133	108,357	101,853	101,182	99,329	3	13
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	10,980	11,529	11,622	11,998	11,282	(5)	(3)

TOTAL LIABILITIES	1,164,945	1,091,731	1,096,898	1,065,898	1,072,965	7	9

STOCKHOLDERS’ EQUITY
Preferred Stock	-	139	139	139	339	NM	NM
Common Stock	3,645	3,618	3,608	3,604	3,598	1	1
Capital Surplus	76,153	74,994	74,396	73,911	73,394	2	4
Retained Earnings	35,892	33,848	32,350	31,032	31,253	6	15
Accumulated Other Comprehensive Income (Loss)	(1,017)	(626)	(602)	(61)	(623)	(62)	(63)
Treasury Stock, at Cost	(6,336)	(4,762)	(3,756)	(3,240)	(2,621)	(33)	(142)

TOTAL STOCKHOLDERS’ EQUITY	108,337	107,211	106,135	105,385	105,340	1	3

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,273,282	$1,198,942	$1,203,033	$1,171,283	$1,178,305	6	8

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
AVERAGE BALANCES
ASSETS
Deposits with Banks	$20,672	$15,584	$11,388	$18,646	$15,232	33%	36%
Federal Funds Sold and Securities Purchased under Resale Agreements	147,391	152,324	146,048	139,864	121,189	(3)	22
Securities Borrowed	84,220	72,359	66,817	60,207	52,449	16	61
Trading Assets — Debt Instruments	185,679	181,178	189,198	193,660	187,669	2	(1)
Securities	60,223	60,670	65,192	67,705	93,438	(1)	(36)
Interests in Purchased Receivables	30,028	28,338	27,905	28,082	29,277	6	3
Loans	429,239	421,651	415,676	404,318	398,494	2	8

Total Interest-Earning Assets	957,452	932,104	922,224	912,482	897,748	3	7
Trading Assets — Equity Instruments	70,762	56,970	53,025	43,935	43,717	24	62
All Other Noninterest-Earning Assets	220,143	215,710	220,796	219,616	221,353	2	(1)

TOTAL ASSETS	$1,248,357	$1,204,784	$1,196,045	$1,176,033	$1,162,818	4	7

LIABILITIES
Interest-Bearing Deposits	$434,100	$401,531	$398,059	$394,455	$388,355	8	12
Federal Funds Purchased and Securities Sold under Repurchase Agreements	158,818	149,428	160,967	158,268	151,335	6	5
Commercial Paper	15,310	17,393	15,188	12,496	12,665	(12)	21
Other Borrowings (a)	124,773	116,284	111,010	98,936	98,259	7	27
Beneficial Interests Issued by Consolidated VIEs	42,192	45,284	44,381	43,743	45,294	(7)	(7)
Long-Term Debt	118,875	117,597	111,921	111,858	108,004	1	10

Total Interest-Bearing Liabilities	894,068	847,517	841,526	819,756	803,912	5	11
Noninterest-Bearing Liabilities	246,985	251,203	248,899	250,792	253,222	(2)	(2)

TOTAL LIABILITIES	1,141,053	1,098,720	1,090,425	1,070,548	1,057,134	4	8

Preferred Stock	137	139	139	216	339	(1)	(60)
Common Stockholders’ Equity	107,167	105,925	105,481	105,269	105,345	1	2

TOTAL STOCKHOLDERS’ EQUITY	107,304	106,064	105,620	105,485	105,684	1	2

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,248,357	$1,204,784	$1,196,045	$1,176,033	$1,162,818	4	7

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	6.28%	5.29%	4.48%	4.08%	4.11%
Federal Funds Sold and Securities Purchased under Resale Agreements	4.25	3.55	2.97	2.70	2.43
Securities Borrowed	1.86	1.75	1.78	2.08	1.71
Trading Assets — Debt Instruments	5.67	5.07	4.79	5.06	4.89
Securities	5.34	5.00	4.56	3.77	4.93
Interests in Purchased Receivables	4.47	3.97	3.52	3.08	2.58
Loans	7.06	6.57	6.39	6.24	6.11
Total Interest-Earning Assets	5.70	5.21	4.95	4.85	4.83

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	3.49	3.19	2.71	2.39	2.09
Federal Funds Purchased and Securities Sold under Repurchase Agreements	3.47	3.04	2.80	2.69	2.48
Commercial Paper	3.97	3.40	3.13	2.42	2.00
Other Borrowings (a)	4.64	4.44	4.33	4.56	5.06
Beneficial Interests Issued by Consolidated VIEs	3.92	3.66	3.25	2.92	2.44
Long-Term Debt	4.21	4.01	3.65	3.64	3.47
Total Interest-Bearing Liabilities	3.77	3.48	3.10	2.91	2.73

INTEREST RATE SPREAD	1.93%	1.73%	1.85%	1.94%	2.10%

NET YIELD ON INTEREST-EARNING ASSETS	2.17%	2.05%	2.12%	2.24%	2.39%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.65%	2.50%	2.61%	2.76%	2.95%

(a)	Includes securities sold but not yet purchased.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”), which is referred to as “reported basis.” That presentation provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and is adjusted to exclude credit card securitizations and present revenues on a fully taxable equivalent (“FTE”) basis. These adjustments do not have any impact on Net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 32.

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
CREDIT CARD INCOME
Credit Card Income — Reported	$1,910	$1,402	$1,855	$1,763	$1,734	36%	10%
Impact of:
Credit Card Securitizations	(1,125)	(442)	(733)	(728)	(815)	(155)	(38)

Credit Card Income — Managed	$785	$960	$1,122	$1,035	$919	(18)	(15)

OTHER INCOME
Other Income — Reported	$556	$1,764	$233	$496	$201	(68)	177
Impact of:
Tax Equivalent Adjustments	146	158	155	143	115	(8)	27

Other Income — Managed	$702	$1,922	$388	$639	$316	(63)	122

TOTAL NONINTEREST REVENUE
Total Noninterest Revenue — Reported	$10,176	$8,925	$9,613	$7,742	$8,422	14	21
Impact of:
Credit Card Securitizations	(1,125)	(442)	(733)	(728)	(815)	(155)	(38)
Tax Equivalent Adjustments	146	158	155	143	115	(8)	27

Total Noninterest Revenue — Managed	$9,197	$8,641	$9,035	$7,157	$7,722	6	19

NET INTEREST INCOME
Net Interest Income — Reported	$5,060	$4,753	$4,852	$5,001	$5,225	6	(3)
Impact of:
Credit Card Securitizations	1,574	1,504	1,600	1,658	1,732	5	(9)
Tax Equivalent Adjustments	71	57	67	84	61	25	16

Net Interest Income — Managed	$6,705	$6,314	$6,519	$6,743	$7,018	6	(4)

TOTAL NET REVENUE
Total Net Revenue — Reported	$15,236	$13,678	$14,465	$12,743	$13,647	11	12
Impact of:
Credit Card Securitizations	449	1,062	867	930	917	(58)	(51)
Tax Equivalent Adjustments	217	215	222	227	176	1	23

Total Net Revenue — Managed	$15,902	$14,955	$15,554	$13,900	$14,740	6	8

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses — Reported	$831	$1,224	$1,245	$587	$427	(32)	95
Impact of:
Credit Card Securitizations	449	1,062	867	930	917	(58)	(51)

Provision for Credit Losses — Managed	$1,280	$2,286	$2,112	$1,517	$1,344	(44)	(5)

INCOME TAX EXPENSE
Income Tax Expense — Reported	$1,572	$1,221	$1,229	$263	$1,019	29	54
Impact of:
Tax Equivalent Adjustments	217	215	222	227	176	1	23

Income Tax Expense — Managed	$1,789	$1,436	$1,451	$490	$1,195	25	50

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
TOTAL NET REVENUE (FTE)
Investment Bank	$4,699	$3,195	$4,471	$2,760	$4,187	47%	12%
Retail Financial Services	3,763	3,594	3,590	3,799	3,847	5	(2)
Card Services	3,685	3,721	3,980	3,886	3,779	(1)	(2)
Commercial Banking	900	916	877	868	827	(2)	9
Treasury & Securities Services	1,677	1,628	1,578	1,610	1,498	3	12
Asset & Wealth Management	1,584	1,511	1,449	1,343	1,361	5	16
Corporate	(406)	390	(391)	(366)	(759)	NM	47

TOTAL NET REVENUE	$15,902	$14,955	$15,554	$13,900	$14,740	6	8

NET INCOME (LOSS)
Investment Bank	$850	$667	$1,068	$611	$1,328	27	(36)
Retail Financial Services	881	803	656	980	988	10	(11)
Card Services	901	302	541	542	522	198	73
Commercial Banking	240	279	284	157	231	(14)	4
Treasury & Securities Services	312	307	277	242	254	2	23
Asset & Wealth Management	313	342	315	283	276	(8)	13
Corporate (a)	(416)	(2)	(614)	(1,821)	(1,335)	NM	69

TOTAL NET INCOME	$3,081	$2,698	$2,527	$994	$2,264	14	36

AVERAGE EQUITY (b)
Investment Bank	$20,000	$20,000	$20,000	$20,000	$20,000	-	-
Retail Financial Services	13,896	13,700	13,475	13,250	13,100	1	6
Card Services	14,100	11,800	11,800	11,800	11,800	19	19
Commercial Banking	5,500	3,400	3,400	3,400	3,400	62	62
Treasury & Securities Services	2,900	1,900	1,900	1,900	1,900	53	53
Asset & Wealth Management	3,500	2,400	2,400	2,400	2,400	46	46
Corporate	47,271	52,725	52,506	52,519	52,745	(10)	(10)

TOTAL AVERAGE EQUITY	$107,167	$105,925	$105,481	$105,269	$105,345	1	2

RETURN ON EQUITY (b)
Investment Bank	17%	13%	21%	12%	27%
Retail Financial Services	26	23	19	30	31
Card Services	26	10	18	18	18
Commercial Banking	18	33	33	19	28
Treasury & Securities Services	44	64	58	51	54
Asset & Wealth Management	36	57	52	47	47

(a)	Includes the after-tax impact of litigation reserve and Merger costs. See Corporate for additional details.
(b)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. At the time of the Merger, goodwill, as well as the associated capital, was allocated solely to Corporate. Effective January 2006, the Firm prospectively refined its methodology to allocate capital to the business segments to include any goodwill associated with line of business-directed acquisitions since the Merger.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
INCOME STATEMENT
REVENUE
Investment Banking Fees	$1,170	$1,161	$985	$965	$985	1%	19%
Principal Transactions	2,375	1,163	2,594	427	1,875	104	27
Lending & Deposit Related Fees	137	143	148	146	157	(4)	(13)
Asset Management, Administration and Commissions	552	460	445	413	409	20	35
All Other Income	275	115	40	252	127	139	117

Noninterest Revenue	4,509	3,042	4,212	2,203	3,553	48	27
Net Interest Income	190	153	259	557	634	24	(70)

TOTAL NET REVENUE (a)	4,699	3,195	4,471	2,760	4,187	47	12

Provision for Credit Losses	183	(83)	(46)	(343)	(366)	NM	NM
Credit Reimbursement from TSS (b)	30	40	38	38	38	(25)	(21)

NONINTEREST EXPENSE
Compensation Expense	2,256	1,096	1,885	1,193	1,618	106	39
Noncompensation Expense	935	1,067	992	988	909	(12)	3

TOTAL NONINTEREST EXPENSE	3,191	2,163	2,877	2,181	2,527	48	26

Income Before Income Tax Expense	1,355	1,155	1,678	960	2,064	17	(34)
Income Tax Expense	505	488	610	349	736	3	(31)

NET INCOME	$850	$667	$1,068	$611	$1,328	27	(36)

FINANCIAL RATIOS
ROE	17%	13%	21%	12%	27%
ROA	0.53	0.43	0.69	0.41	0.95
Overhead Ratio	68	68	64	79	60
Compensation Expense as a % of Total Net Revenue (c)	43	34	42	43	39

REVENUE BY BUSINESS
Investment Banking Fees:
Advisory	$389	$341	$300	$359	$263	14	48
Equity Underwriting	212	311	210	104	239	(32)	(11)
Debt Underwriting	569	509	475	502	483	12	18

Total Investment Banking Fees	1,170	1,161	985	965	985	1	19
Fixed Income Markets	1,993	1,112	2,441	1,428	2,296	79	(13)
Equities Markets	1,215	458	713	72	556	165	119
Credit Portfolio	321	464	332	295	350	(31)	(8)

Total Net Revenue	$4,699	$3,195	$4,471	$2,760	$4,187	47	12

REVENUE BY REGION
Americas	$2,067	$1,484	$2,700	$1,843	$2,231	39	(7)
Europe/Middle East/Africa	2,047	1,266	1,272	554	1,535	62	33
Asia/Pacific	585	445	499	363	421	31	39

Total Net Revenue	$4,699	$3,195	$4,471	$2,760	$4,187	47	12

(a)	Total net revenue includes tax-equivalent adjustments, primarily due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments, of $194 million, $191 million, $200 million, $206 million and $155 million for the quarters ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.
(b)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.
(c)	For the quarter ended March 31, 2006, Compensation Expense to Total Net Revenue ratio is adjusted to present this ratio as if SFAS 123R had always been in effect. IB management believes that adjusting the Compensation Expense to Total Net Revenue ratio in the first quarter of 2006 for the incremental impact of adopting SFAS 123R provides a more meaningful measure of IB’s compensation expense to total net revenue ratio for the quarter.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount, ratio and rankings data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$646,220	$618,171	$617,717	$594,186	$568,222	5%	14%
Trading Assets — Debt and Equity Instruments	252,415	232,032	234,722	232,980	225,367	9	12
Trading Assets — Derivative Receivables	49,388	48,741	52,399	56,436	63,574	1	(22)
Loans:
Loans Retained (a)	53,678	48,225	47,113	41,597	41,233	11	30
Loans Held-for-Sale (b)	19,212	15,581	13,045	11,601	7,674	23	150

Total Loans	72,890	63,806	60,158	53,198	48,907	14	49
Adjusted Assets (c)	492,304	459,532	462,056	453,895	445,840	7	10
Equity	20,000	20,000	20,000	20,000	20,000	-	-

Headcount	21,705	19,802	19,558	19,297	18,021	10	20

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(21)	$(5)	$(69)	$(47)	$(5)	(320)	(320)
Nonperforming Assets:
- Nonperforming Loans (d)	434	594	702	711	814	(27)	(47)
- Other Nonperforming Assets	50	51	232	235	242	(2)	(79)
Allowance for Loan Losses	1,117	907	1,002	971	1,191	23	(6)
Allowance for Lending-Related Commitments	220	226	211	225	296	(3)	(26)

Net Charge-off (Recovery) Rate (b)	(0.16)%	(0.04)%	(0.58)%	(0.45)%	(0.05)%
Allowance for Loan Losses to Average Loans (b)	2.08	1.88	2.13	2.33	2.89
Allowance for Loan Losses to Nonperforming Loans (d)	305	187	168	137	147
Nonperforming Loans to Average Loans	0.60	0.93	1.17	1.34	1.66

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (e) (f) (g)
Trading Activities:
Fixed Income (e)	$60	$69	$57	$82	$57	(13)	5
Foreign Exchange	20	23	24	21	23	(13)	(13)
Equities	32	30	41	45	18	7	78
Commodities and Other	47	35	24	15	10	34	370
Diversification (g)	(68)	(64)	(62)	(61)	(43)	(6)	(58)

Total Trading VAR	91	93	84	102	65	(2)	40

Credit Portfolio VAR (f)	14	15	15	13	13	(7)	8
Diversification (g)	(11)	(13)	(13)	(13)	(8)	15	(38)

Total Trading and Credit Portfolio VAR	$94	$95	$86	$102	$70	(1)	34

	YTD 2006		Full Year 2005

	Market		Market
MARKET SHARES AND RANKINGS (h)	Share	Rankings	Share	Rankings

Global Debt, Equity and Equity-Related	7%	#2	6%	#4
Global Syndicated Loans	13%	#1	16%	#1
Global Long-Term Debt	7%	#2	6%	#4
Global Equity and Equity-Related	5%	#9	7%	#6
Global Announced M&A	31%	#3	24%	#3
U.S. Debt, Equity and Equity-Related	10%	#2	8%	#4
U.S. Syndicated Loans	23%	#1	28%	#1
U.S. Long-Term Debt	14%	#1	11%	#2
U.S. Equity and Equity-Related	8%	#5	9%	#5
U.S. Announced M&A	19%	#6	24%	#3

(a)	Loans retained include Credit Portfolio, Conduit loans, leverage leases, bridge loans for underwriting and other accrual loans.
(b)	Loans held-for-sale, which include warehouse loans held as part of the IB’s mortgage-backed, asset-backed and other securitization businesses, are excluded from total loans for the allowance coverage ratio and net charge-off rate.
(c)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (i) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (ii) assets of variable interest entities (VIEs) consolidated under FIN 46R; (iii) cash and securities segregated and on deposit for regulatory and other purposes; and (iv) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low-risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.
(d)	Nonperforming loans include loans held-for-sale of $68 million, $109 million, $106 million, $2 million and $2 million at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.
(e)	Includes substantially all mark-to-market trading activities, plus available-for-sale securities held for the IB’s proprietary purposes (included within Fixed Income).
(f)	Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market hedges of the accrual loan portfolio, which are all reported in Principal Transactions. This VAR does not include the accrual loan portfolio, which is not marked to market.
(g)	Average VARs are less than the sum of the VARs of its market risk components, due to risk offsets resulting from portfolio diversification. The diversification effect reflects the fact that the risks are not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.
(h)	Source: Thomson Financial Securities data. Global announced M&A is based on rank value; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$371	$374	$380	$358	$340	(1)%	9%
Asset Management, Administration and Commissions	437	365	370	369	394	20	11
Securities Gains (Losses)	(6)	(1)	-	-	10	(500)	NM
Mortgage Fees and Related Income	236	183	212	341	368	29	(36)
Credit Card Income	115	118	109	105	94	(3)	22
All Other Income	48	73	7	68	(12)	(34)	NM

Noninterest Revenue	1,201	1,112	1,078	1,241	1,194	8	1
Net Interest Income	2,562	2,482	2,512	2,558	2,653	3	(3)

TOTAL NET REVENUE	3,763	3,594	3,590	3,799	3,847	5	(2)

Provision for Credit Losses (a)	85	158	378	94	94	(46)	(10)

NONINTEREST EXPENSE
Compensation Expense	920	853	842	820	822	8	12
Noncompensation Expense	1,207	1,163	1,189	1,181	1,215	4	(1)
Amortization of Intangibles	111	125	125	125	125	(11)	(11)

TOTAL NONINTEREST EXPENSE	2,238	2,141	2,156	2,126	2,162	5	4

Income Before Income Tax Expense	1,440	1,295	1,056	1,579	1,591	11	(9)
Income Tax Expense	559	492	400	599	603	14	(7)

NET INCOME	$881	$803	$656	$980	$988	10	(11)

FINANCIAL RATIOS
ROE	26%	23%	19%	30%	31%
ROA	1.54	1.40	1.14	1.74	1.78
Overhead Ratio	59	60	60	56	56
Overhead Ratio Excluding Core Deposit Intangibles (b)	57	56	57	53	53

SELECTED BALANCE SHEETS (Ending)
Assets	$235,127	$224,801	$230,698	$223,391	$224,562	5	5
Loans (c)	202,591	197,299	200,434	197,927	199,215	3	2
Deposits	200,154	191,415	187,621	185,558	187,225	5	7

SELECTED BALANCE SHEETS (Average)
Assets	$231,587	$226,866	$227,875	$225,574	$225,120	2	3
Loans (d)	198,797	197,359	199,057	197,707	198,494	1	-
Deposits	194,382	189,113	187,216	186,523	184,336	3	5
Equity	13,896	13,700	13,475	13,250	13,100	1	6

Headcount	62,472	60,998	60,375	59,631	59,322	2	5

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$121	$162	$144	$114	$152	(25)	(20)
Nonperforming Loans (e)	1,349	1,338	1,203	1,132	1,150	1	17
Nonperforming Assets	1,537	1,518	1,387	1,319	1,351	1	14
Allowance for Loan Losses	1,333	1,363	1,375	1,135	1,168	(2)	14
Net Charge-off Rate (d)	0.27%	0.36%	0.31%	0.25%	0.34%
Allowance for Loan Losses to Ending Loans (c)	0.71	0.75	0.75	0.61	0.64
Allowance for Loan Losses to Nonperforming Loans (e)	100	104	115	103	104
Nonperforming Loans to Total Loans	0.67	0.68	0.60	0.57	0.58

(a)	Third quarter 2005 includes a $250 million special provision related to Hurricane Katrina allocated as follows: $230 million in Regional Banking and $20 million in Auto Finance; within Regional Banking, $140 million was for real estate and $90 million was for Business Banking.
(b)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business which are operating in nature. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years, and a lower overhead ratio in later years; this would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to the Bank One merger of $109 million for the quarter ended March 31, 2006 and $124 million in each quarter of 2005.
(c)	Includes loans held-for-sale of $14,343 million, $16,598 million, $17,695 million, $13,112 million and $16,532 million at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.
(d)	Average loans include loans held-for-sale of $16,362 million, $16,505 million, $15,707 million, $14,620 million and $15,861 million for the quarters ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the net charge-off rate.
(e)	Nonperforming loans include loans held-for-sale of $16 million, $27 million, $10 million, $26 million and $31 million at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
REGIONAL BANKING
Noninterest Revenue	$820	$701	$789	$821	$827	17%	(1)%
Net Interest Income	2,220	2,101	2,089	2,131	2,210	6	-

Total Net Revenue	3,040	2,802	2,878	2,952	3,037	8	-
Provision for Credit Losses	66	87	297	63	65	(24)	2
Noninterest Expense	1,738	1,636	1,673	1,661	1,705	6	2
Income Before Income Tax Expense	1,236	1,079	908	1,228	1,267	15	(2)
Net Income	757	669	563	762	786	13	(4)

ROE	31%	28%	24%	34%	36%
ROA	1.95	1.73	1.46	2.04	2.17
Overhead Ratio	57	58	58	56	56
Overhead Ratio Excluding Core Deposit Intangibles (a)	54	54	54	52	52

BUSINESS METRICS (in billions)
Home Equity Origination Volume	$11.7	$12.1	$14.3	$15.8	$11.9	(3)	(2)
End of Period Loans Owned:
Home Equity	$75.3	$73.9	$72.5	$71.2	$67.7	2	11
Mortgage	47.0	44.6	47.0	47.7	46.6	5	1
Business Banking	12.8	12.8	12.7	12.6	12.7	-	1
Education	9.5	3.0	2.9	2.0	4.3	217	121
Other Loans (b)	2.7	2.6	2.9	2.8	2.9	4	(7)

Total End of Period Loans	147.3	136.9	138.0	136.3	134.2	8	10
End of Period Deposits:
Checking	$64.9	$64.9	$62.3	$61.6	$62.6	-	4
Savings	91.0	87.7	86.9	86.5	88.3	4	3
Time and Other	34.2	29.7	27.0	25.8	25.0	15	37

Total End of Period Deposits	190.1	182.3	176.2	173.9	175.9	4	8
Average Loans Owned:
Home Equity	$74.1	$72.7	$71.7	$69.0	$66.2	2	12
Mortgage Loans	44.6	45.6	46.6	46.0	43.4	(2)	3
Business Banking	12.8	12.6	12.5	12.5	12.5	2	2
Education	5.4	2.6	2.2	2.8	4.6	108	17
Other Loans (b)	3.0	2.7	2.6	2.7	3.4	11	(12)

Total Average Loans (c)	139.9	136.2	135.6	133.0	130.1	3	8
Average Deposits:
Checking	$63.0	$61.7	$61.0	$62.3	$61.7	2	2
Savings	89.3	87.8	87.1	87.3	87.8	2	2
Time and Other	32.4	28.1	26.3	25.4	24.6	15	32

Total Average Deposits	184.7	177.6	174.4	175.0	174.1	4	6
Average Assets	157.1	153.4	152.9	150.0	146.9	2	7
Average Equity	9.8	9.4	9.2	9.0	8.8	4	11

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
REGIONAL BANKING (continued)
CREDIT DATA AND QUALITY STATISTICS
30+ Day Delinquency Rate (d) (e)	1.36%	1.68%	1.45%	1.32%	1.34%
Net Charge-offs
Home Equity	$33	$42	$32	$32	$35	(21)%	(6)%
Mortgage	12	5	6	8	6	140	100
Business Banking	18	32	25	25	19	(44)	(5)
Other Loans (f)	7	6	11	2	9	17	(22)

Total Net Charge-offs	70	85	74	67	69	(18)	1
Net Charge-off Rate
Home Equity	0.18%	0.23%	0.18%	0.19%	0.21%
Mortgage	0.11	0.04	0.05	0.07	0.06
Business Banking	0.57	1.01	0.79	0.80	0.62
Other Loans (c) (f)	0.56	0.88	1.68	0.23	1.04

Total Net Charge-off Rate (c)	0.21	0.25	0.22	0.21	0.22

Nonperforming Assets (g) (h) (i)	$1,339	$1,282	$1,141	$1,084	$1,136	4	18
RETAIL BRANCH BUSINESS METRICS
Investment Sales Volume	$3,553	$2,622	$2,745	$2,907	$2,870	36	24
Number of:
Branches	2,638	2,641	2,549	2,539	2,517	(3) #	121 #
ATMs	7,400	7,312	7,136	6,961	6,687	88	713
Personal Bankers	7,019	7,067	6,719	6,258	5,798	(48)	1,221
Sales Specialists	3,318	3,214	3,117	2,987	2,846	104	472
Active Online Customers (in thousands)	5,030	4,231	4,099	4,053	3,671	799	1,359
Checking Accounts (in thousands)	8,936	8,793	8,702	8,504	8,287	143	649

MORTGAGE BANKING
Production Income	$219	$134	$229	$144	$237	63%	(8)%
Mortgage Servicing Income:
Servicing Revenue	560	546	533	517	519	3	8
Changes in MSR Asset Fair Value:
Due to Inputs or Assumptions in Model (j)	711	157	767	(702)	548	353	30
Other Changes in Fair Value (k)	(349)	(309)	(323)	(324)	(339)	(13)	(3)
Derivative Valuation Adjustments and Other	(753)	(104)	(814)	869	(445)	NM	(69)

Total Mortgage Servicing Income	169	290	163	360	283	(42)	(40)

Total Net Revenue	388	424	392	504	520	(8)	(25)
Noninterest Expense	324	325	309	306	299	-	8
Income Before Income Tax Expense	64	99	83	198	221	(35)	(71)
Net Income	39	63	53	124	139	(38)	(72)

ROE	9%	16%	13%	31%	35%
ROA	0.58	1.03	0.89	2.40	2.71
Business Metrics (in billions)
Third Party Mortgage Loans Serviced (Ending)	$484.1	$467.5	$450.3	$438.1	$435.5	4	11
MSR Net Carrying Value (Ending)	7.5	6.5	6.1	5.0	5.7	15	32
Average Mortgage Loans Held-for-Sale	13.0	13.1	13.5	10.5	11.4	(1)	14
Average Assets	27.1	24.2	23.7	20.7	20.8	12	30
Average Equity	1.7	1.6	1.6	1.6	1.6	6	6

Mortgage Origination Volume by Channel (in billions)
Retail	$9.1	$10.7	$13.9	$11.7	$10.0	(15)	(9)
Wholesale	7.4	8.2	10.1	8.7	7.2	(10)	3
Correspondent (Including Negotiated Transactions)	12.4	13.0	15.3	10.7	9.5	(5)	31

Total	28.9	31.9	39.3	31.1	26.7	(9)	8

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
AUTO FINANCE
Noninterest Revenue	$44	$75	$14	$32	$(35)	(41)%	NM
Net Interest Income	291	293	306	311	325	(1)	(10)%

Total Net Revenue	335	368	320	343	290	(9)	16
Provision for Credit Losses	19	71	81	31	29	(73)	(34)
Noninterest Expense	176	180	174	159	158	(2)	11
Income Before Income Tax Expense	140	117	65	153	103	20	36
Net Income	85	71	40	94	63	20	35

ROE	14%	10%	6%	14%	9%
ROA	0.73	0.57	0.31	0.69	0.45

Business Metrics (in billions)
Auto Origination Volume	$4.3	$4.1	$5.1	$4.1	$4.8	5	(10)
End-of-Period Loans and Lease Related Assets
Loans Outstanding	$41.0	$41.7	$43.3	$44.3	$48.4	(2)	(15)
Lease Financing Receivables	3.6	4.3	5.1	6.1	7.0	(16)	(49)
Operating Lease Assets	1.1	0.9	0.7	0.4	0.2	22	450

Total End-of-Period Loans and Lease Related Assets	45.7	46.9	49.1	50.8	55.6	(3)	(18)
Average Loans and Lease Related Assets
Loans Outstanding (l)	$41.2	$42.6	$43.7	$47.0	$48.8	(3)	(16)
Lease Financing Receivables	4.0	4.7	5.6	6.6	7.6	(15)	(47)
Operating Lease Assets	1.0	0.8	0.6	0.3	0.1	25	NM

Total Average Loans and Lease Related Assets	46.2	48.1	49.9	53.9	56.5	(4)	(18)
Average Assets	47.3	49.3	51.3	54.9	57.4	(4)	(18)
Average Equity	2.4	2.7	2.7	2.7	2.7	(11)	(11)

Credit Quality Statistics
30+ Day Delinquency Rate	1.39%	1.66%	1.60%	1.45%	1.37%
Net Charge-offs
Loans	$48	$72	$66	$45	$74	(33)	(35)
Lease Receivables	3	5	4	2	9	(40)	(67)

Total Net Charge-offs	51	77	70	47	83	(34)	(39)
Net Charge-off Rate
Loans (l)	0.47%	0.68%	0.60%	0.40%	0.61%
Lease Receivables	0.30	0.42	0.28	0.12	0.48
Total Net Charge-off Rate (l)	0.46	0.66	0.56	0.37	0.60
Nonperforming Assets	$198	$236	$246	$235	$215	(16)	(8)

(a)	Regional Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business which are operating in nature. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years, and a lower overhead ratio in later years; this would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to the Bank One merger of $109 million for the quarter ended March 31, 2006 and $124 million in each quarter of 2005.
(b)	Includes commercial loans derived from community development activities and insurance policy loans.
(c)	Average loans include loans held-for-sale of $3.3 billion, $2.6 billion, $2.2 billion, $2.0 billion and $4.5 billion for the quarters ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the net charge-off rate.
(d)	Excludes delinquencies related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $0.9 billion, $0.9 billion, $0.8 billion, $0.7 billion and $0.7 billion at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are excluded as reimbursement is proceeding normally.
(e)	Excludes delinquencies that are insured by government agencies under the Federal Family Education Loan Program of $0.4 billion at March 31, 2006. Delinquencies were insignificant in each quarter of 2005. These amounts are excluded as reimbursement is proceeding normally.
(f)	Includes insignificant amounts of Education net charge-offs.
(g)	Excludes nonperforming assets related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $1.1 billion, $1.1 billion, $1.0 billion, $1.0 billion and $1.1 billion at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are excluded as reimbursement is proceeding normally.
(h)	Excludes loans that are 90 days past due and still accruing, which are insured by government agencies under the Federal Family Education Loan Program of $0.2 billion at March 31, 2006. The Education loans past due 90 days were insignificant in each quarter of 2005. These amounts are excluded as reimbursement is proceeding normally.
(i)	Includes nonperforming loans held-for-sale related to mortgage banking activities of $16 million, $27 million, $10 million, $26 million and $31 million at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.
(j)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, to the valuation model. Also includes updates to assumptions used in the MSR valuation process.
(k)	Includes changes in the MSR value due to servicing portfolio runoff (or time decay). For periods prior to January 1, 2006, this amount represents MSR asset amortization expense.
(l)	Average loans include loans held-for-sale of $0.8 billion and $2.1 billion for the quarters ended December 31, 2005 and June 30, 2005, respectively. Average loans held-for-sale for the quarters ended March 31, 2006, September 30, 2005 and March 31, 2005 were insignificant. These amounts are not included in the net charge-off rate.

JPMORGAN CHASE & CO. CARD SERVICES - MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
INCOME STATEMENT
REVENUE
Credit Card Income	$601	$772	$950	$868	$761	(22)%	(21)%
All Other Income	71	99	60	42	11	(28)	NM

Noninterest Revenue	672	871	1,010	910	772	(23)	(13)
Net Interest Income	3,013	2,850	2,970	2,976	3,007	6	-

TOTAL NET REVENUE (a)	3,685	3,721	3,980	3,886	3,779	(1)	(2)

Provision for Credit Losses (b)	1,016	2,236	1,833	1,641	1,636	(55)	(38)

NONINTEREST EXPENSE
Compensation Expense	259	221	284	291	285	17	(9)
Noncompensation Expense	796	614	813	904	839	30	(5)
Amortization of Intangibles	188	182	189	188	189	3	(1)

TOTAL NONINTEREST EXPENSE (a)	1,243	1,017	1,286	1,383	1,313	22	(5)

Income Before Income Tax Expense (a)	1,426	468	861	862	830	205	72
Income Tax Expense	525	166	320	320	308	216	70

NET INCOME	$901	$302	$541	$542	$522	198	73

Memo: Net Securitization Gains (Amortization)	$8	$28	$25	$15	$(12)	(71)	NM

FINANCIAL METRICS
ROE	26%	10%	18%	18%	18%
Overhead Ratio	34	27	32	36	35
% of Average Managed Outstandings:
Net Interest Income	8.85	8.14	8.55	8.83	9.13
Provision for Credit Losses	2.99	6.39	5.28	4.87	4.97
Noninterest Revenue	1.97	2.49	2.91	2.70	2.34
Risk Adjusted Margin (c)	7.84	4.24	6.18	6.66	6.51
Noninterest Expense	3.65	2.91	3.70	4.10	3.99
Pre-tax Income	4.19	1.34	2.48	2.56	2.52
Net Income	2.65	0.86	1.56	1.61	1.58

BUSINESS METRICS
Charge Volume (in billions)	$74.3	$79.6	$76.4	$75.6	$70.3	(7)	6
Net Accounts Opened (in thousands)	2,718	12,501	3,022	2,789	2,744	(78)	(1)
Credit Cards Issued (in thousands)	112,446	110,439	98,236	95,465	94,367	2	19
Number of Registered Internet Customers (in millions)	15.9	14.6	14.6	12.0	10.9	9	46

Merchant Acquiring Business (d)
Bank Card Volume (in billions)	$147.7	$153.4	$143.4	$141.2	$125.1	(4)	18
Total Transactions (in millions) (e)	4,130	4,315	3,921	3,804	3,459	(4)	19

(a)	As a result of the integration of Chase Merchant Services and Paymentech merchant processing businesses into a joint venture, beginning in the fourth quarter of 2005, Total Net Revenue, Noninterest Expense and Income Before Income Tax Expense have been reduced to reflect the deconsolidation of Paymentech. There is no impact to Net Income.
(b)	Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.
(c)	Represents Total net revenue less Provision for credit losses.
(d)	Represents 100% of the merchant acquiring business.
(e)	Periods prior to the fourth quarter 2005 have been restated to conform methodologies following the integration of Chase Merchant Services and Paymentech merchant processing businesses.

JPMORGAN CHASE & CO. CARD SERVICES - MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$64,691	$71,738	$68,479	$68,510	$66,053	(10)%	(2)%
Securitized Loans	69,580	70,527	69,095	68,808	67,328	(1)	3

Managed Loans	$134,271	$142,265	$137,574	$137,318	$133,381	(6)	1

SELECTED AVERAGE BALANCES
Managed Assets	$145,994	$144,166	$144,225	$140,741	$138,512	1	5
Loans:
Loans on Balance Sheets	$68,455	$69,038	$68,877	$67,131	$64,218	(1)	7
Securitized Loans	69,571	69,840	68,933	68,075	69,370	-	-

Managed Loans	$138,026	$138,878	$137,810	$135,206	$133,588	(1)	3

Equity	14,100	11,800	11,800	11,800	11,800	19	19

Headcount	18,801	18,629	19,463	20,647	20,137	1	(7)

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,016	$2,236	$1,633	$1,641	$1,590	(55)	(36)
Net Charge-off Rate	2.99%	6.39%	4.70%	4.87%	4.83%

Delinquency ratios
30+ days	3.10%	2.79%	3.39%	3.34%	3.54%
90+ days	1.39	1.27	1.55	1.54	1.71

Allowance for Loan Losses	$3,274	$3,274	$3,255	$3,055	$3,040	-	8
Allowance for Loan Losses to Period-end Loans	5.06%	4.56%	4.75%	4.46%	4.60%

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,726	$1,214	$1,683	$1,596	$1,576	42%	10%
Securitization Adjustments	(1,125)	(442)	(733)	(728)	(815)	(155)	(38)

Managed Credit Card Income	$601	$772	$950	$868	$761	(22)	(21)

Net Interest Income
Reported Data for the Period	$1,439	$1,346	$1,370	$1,318	$1,275	7	13
Securitization Adjustments	1,574	1,504	1,600	1,658	1,732	5	(9)

Managed Net Interest Income	$3,013	$2,850	$2,970	$2,976	$3,007	6	-

Total Net Revenue
Reported Data for the Period	$3,236	$2,659	$3,113	$2,956	$2,862	22	13
Securitization Adjustments	449	1,062	867	930	917	(58)	(51)

Managed Total Net Revenue	$3,685	$3,721	$3,980	$3,886	$3,779	(1)	(2)

Provision for Credit Losses
Reported Data for the Period (b)	$567	$1,174	$966	$711	$719	(52)	(21)
Securitization Adjustments	449	1,062	867	930	917	(58)	(51)

Managed Provision for Credit Losses (b)	$1,016	$2,236	$1,833	$1,641	$1,636	(55)	(38)

BALANCE SHEETS - AVERAGE BALANCES (a)
Total Average Assets
Reported Data for the Period	$78,437	$76,207	$77,204	$74,515	$71,003	3	10
Securitization Adjustments	67,557	67,959	67,021	66,226	67,509	(1)	-

Managed Average Assets	$145,994	$144,166	$144,225	$140,741	$138,512	1	5

CREDIT QUALITY STATISTICS (a)
Net Charge-offs
Reported Net Charge-offs Data for the period	$567	$1,174	$766	$711	$673	(52)	(16)
Securitization Adjustments	449	1,062	867	930	917	(58)	(51)

Managed Net Charge-offs	$1,016	$2,236	$1,633	$1,641	$1,590	(55)	(36)

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed loan receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on Total net revenue, the Provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated statements of income.
(b)	Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$142	$143	$145	$142	$142	(1)%	-%
Asset Management, Administration and Commissions	15	14	15	14	14	7	7
All Other Income (a)	76	97	94	96	71	(22)	7

Noninterest Revenue	233	254	254	252	227	(8)	3
Net Interest Income	667	662	623	616	600	1	11

TOTAL NET REVENUE	900	916	877	868	827	(2)	9

Provision for Credit Losses (b)	7	(17)	(46)	142	(6)	NM	NM

NONINTEREST EXPENSE
Compensation Expense	197	171	164	159	161	15	22
Noncompensation Expense	285	289	279	293	276	(1)	3
Amortization of Intangibles	16	16	15	17	17	-	(6)

TOTAL NONINTEREST EXPENSE	498	476	458	469	454	5	10

Income Before Income Tax Expense	395	457	465	257	379	(14)	4
Income Tax Expense	155	178	181	100	148	(13)	5

NET INCOME	$240	$279	$284	$157	$231	(14)	4

MEMO:
Revenue by Product:
Lending	$319	$310	$302	$311	$292	3	9
Treasury Services	550	546	517	502	497	1	11
Investment Banking	40	56	50	61	39	(29)	3
Other	(9)	4	8	(6)	(1)	NM	NM

Total Commercial Banking Revenue	$900	$916	$877	$868	$827	(2)	9

IB Revenues, Gross	$114	$150	$145	$150	$107	(24)	7

Revenue by Business:
Middle Market Banking	$623	$608	$589	$591	$570	2	9
Mid-Corporate Banking	137	148	141	139	123	(7)	11
Real Estate	105	122	114	100	98	(14)	7
Other	35	38	33	38	36	(8)	(3)

Total Commercial Banking Revenue	$900	$916	$877	$868	$827	(2)	9

FINANCIAL RATIOS
ROE	18%	33%	33%	19%	28%
ROA	1.78	2.04	2.17	1.21	1.83
Overhead Ratio	55	52	52	54	55

(a)	IB-related and commercial card revenues are included in All Other Income.
(b)	Third quarter 2005 includes a $35 million special provision related to Hurricane Katrina.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$54,771	$54,205	$51,988	$52,073	$51,135	1%	7%
Loans and Leases	50,836	50,042	47,999	47,792	46,599	2	9
Liability Balances (a)	70,763	68,895	64,772	65,150	65,380	3	8
Equity	5,500	3,400	3,400	3,400	3,400	62	62

MEMO:
Loans by Business:
Middle Market Banking	$31,861	$32,014	$31,402	$31,092	$30,243	-	5
Mid-Corporate Banking	7,577	7,055	6,434	6,250	5,799	7	31
Real Estate	7,436	7,350	6,623	6,724	6,937	1	7
Other	3,962	3,623	3,540	3,726	3,620	9	9

Total Commercial Banking Loans	$50,836	$50,042	$47,999	$47,792	$46,599	2	9

Headcount	4,310	4,418	4,441	4,442	4,464	(2)	(3)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(7)	$21	$6	$(3)	$2	NM	NM
Nonperforming Loans	202	272	369	434	433	(26)	(53)
Allowance for Loan Losses	1,415	1,392	1,423	1,431	1,312	2	8
Allowance for Lending-Related Commitments	145	154	161	196	170	(6)	(15)

Net Charge-off (Recovery) Rate	(0.06)%	0.17%	0.05%	(0.03)%	0.02%
Allowance for Loan Losses to Average Loans	2.78	2.78	2.96	2.99	2.82
Allowance for Loan Losses to Nonperforming Loans	700	512	386	330	303
Nonperforming Loans to Average Loans	0.40	0.54	0.77	0.91	0.93

(a)	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$182	$184	$179	$198	$170	(1)%	7%
Asset Management, Administration and Commissions	774	747	733	736	692	4	12
All Other Income	149	136	130	142	121	10	23

Noninterest Revenue	1,105	1,067	1,042	1,076	983	4	12
Net Interest Income	572	561	536	534	515	2	11

TOTAL NET REVENUE	1,677	1,628	1,578	1,610	1,498	3	12

Provision for Credit Losses	(4)	2	(1)	2	(3)	NM	(33)
Credit Reimbursement to IB (a)	(30)	(40)	(38)	(38)	(38)	25	21

NONINTEREST EXPENSE
Compensation Expense	601	502	533	522	504	20	19
Noncompensation Expense	529	574	547	644	534	(8)	(1)
Amortization of Intangibles	28	29	28	30	29	(3)	(3)

TOTAL NONINTEREST EXPENSE	1,158	1,105	1,108	1,196	1,067	5	9

Income before Income Tax Expense	493	481	433	374	396	2	24
Income Tax Expense	181	174	156	132	142	4	27

NET INCOME	$312	$307	$277	$242	$254	2	23

REVENUE BY BUSINESS
Treasury Services	$693	$687	$670	$704	$634	1	9
Worldwide Securities Services	984	941	908	906	864	5	14

TOTAL NET REVENUE	$1,677	$1,628	$1,578	$1,610	$1,498	3	12

FINANCIAL RATIOS
ROE	44%	64%	58%	51%	54%
Overhead Ratio	69	68	70	74	71
Pre-tax Margin Ratio (b)	29	30	27	23	26

FIRMWIDE BUSINESS METRICS
Assets under Custody (in billions) (c)	$11,737	$11,249	$10,991	$10,190	$10,154	4	16
Corporate Trust Securities under Administration (in billions) (d)	7,040	6,818	6,706	6,704	6,745	3	4

Number of:
US$ ACH transactions originated (in millions)	838	787	753	727	699	6	20
Total US$ Clearing Volume (in thousands)	25,182	24,902	24,906	24,200	21,705	1	16
International Electronic Funds Transfer Volume (in thousands) (e)	33,741	29,641	22,723	20,014	17,159	14	97
Wholesale Check Volume (in millions)	852	876	928	991	940	(3)	(9)
Wholesale Cards Issued (in thousands) (f)	16,977	13,206	12,810	12,075	11,834	29	43

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
SELECTED BALANCE SHEETS (Average)
Total Assets	$30,131	$30,716	$29,246	$28,524	$29,534	(2)%	2%
Loans	13,137	14,043	12,263	11,551	12,021	(6)	9
Liability Balances (g)	196,255	179,304	174,765	171,384	160,906	9	22
Equity	2,900	1,900	1,900	1,900	1,900	53	53
Headcount (h)	25,924	24,489	24,181	24,122	23,076	6	12

TSS FIRMWIDE METRICS
Treasury Services Firmwide Revenue (i)	$1,291	$1,280	$1,232	$1,250	$1,174	1	10
Treasury & Securities Services Firmwide Revenue (i)	2,275	2,221	2,140	2,156	2,038	2	12
Treasury Services Firmwide Overhead Ratio (j)	56%	57%	59%	57%	59%
Treasury & Securities Services Firmwide Overhead Ratio (j)	62	61	64	67	64
Treasury Services Firmwide Liability Balances (Average) (k)	$155,422	$146,266	$140,079	$138,058	$133,770	6	16
Treasury & Securities Services Firmwide Liability Balances (Average) (k)	266,450	248,182	239,535	236,534	226,286	7	18
FOOTNOTES

(a)	Treasury & Securities Services (“TSS”) is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)	Pre-tax margin represents Income before Income Tax Expense divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which TSS management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of TSS’ earnings after all operating costs are taken into consideration.

(c)	At September 30, 2005, approximately $130 billion of Trust related assets under custody (“AUC”) were included in the total amount. Approximately 5% of total AUC are trust related.

(d)	Corporate Trust Securities under Administration include debt held in trust on behalf of third parties and debt serviced as agent.

(e)	International Electronic Funds Transfer includes non-US$ ACH and clearing volume.

(f)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(g)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.

(h)	Second quarter 2005 headcount has been restated to reflect the inclusion of international staff of Vastera.
TSS FIRMWIDE METRICS
TSS firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.
(i)	Firmwide revenue includes TS revenue recorded in the Commercial Banking (“CB”), Regional Banking and Asset & Wealth Management lines of business (see below) and exclude FX revenues recorded in the Investment Bank (“IB”) for TSS-related FX activity. TSS firmwide FX revenue, which include FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $118 million for the quarter ended March 31, 2006.

(j)	Overhead ratios have been calculated based on firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(k)	Firmwide liability balances include TS liability balances recorded in certain other lines of business. Liability balances associated with TS customers who are also customers of the CB line of business are not included in TS liability balances.

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
TS Revenue Reported in CB	$550	$546	$517	$502	$497	1%	11%
TS Revenue Reported in Other Lines of Business	48	47	45	44	43	2	12

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$1,222	$1,155	$1,065	$994	$975	6%	25%
All Other Income	116	98	117	75	104	18	12

Noninterest Revenue	1,338	1,253	1,182	1,069	1,079	7	24
Net Interest Income	246	258	267	274	282	(5)	(13)

TOTAL NET REVENUE	1,584	1,511	1,449	1,343	1,361	5	16

Provision for Credit Losses (a)	(7)	(10)	(19)	(20)	(7)	30	-

NONINTEREST EXPENSE
Compensation Expense	682	578	554	509	538	18	27
Noncompensation Expense	394	431	397	383	371	(9)	6
Amortization of Intangibles	22	24	25	25	25	(8)	(12)

TOTAL NONINTEREST EXPENSE	1,098	1,033	976	917	934	6	18

Income Before Income Tax Expense	493	488	492	446	434	1	14
Income Tax Expense	180	146	177	163	158	23	14

NET INCOME	$313	$342	$315	$283	$276	(8)	13

REVENUE BY CLIENT SEGMENT
Retail	$442	$420	$415	$363	$346	5	28
Private Bank	441	437	421	409	422	1	5
Institutional	435	402	358	313	322	8	35
Private Client Services	266	252	255	258	271	6	(2)

Total Net Revenue	$1,584	$1,511	$1,449	$1,343	$1,361	5	16

FINANCIAL RATIOS
ROE	36%	57%	52%	47%	47%
Overhead Ratio	69	68	67	68	69
Pre-tax Margin Ratio (b)	31	32	34	33	32

BUSINESS METRICS
Number of:
Client Advisors	1,439	1,430	1,417	1,409	1,390	1	4
Retirement Planning Services Participants	1,327,000	1,299,000	1,293,000	1,210,000	1,181,000	2	12

% of Customer Assets in 4 & 5 Star Funds (c)	54%	46%	44%	50%	48%	17	13
% of AUM in 1st and 2nd Quartiles: (d) 1 Year	72%	69%	62%	75%	71%	4	1
3 Years	75%	68%	72%	72%	73%	10	3
5 Years	75%	74%	72%	73%	71%	1	6

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$41,012	$42,213	$42,427	$42,001	$39,716	(3)	3
Loans (e)	24,482	26,657	26,850	26,572	26,357	(8)	(7)
Deposits (e) (f)	48,066	44,205	41,453	40,774	42,043	9	14
Equity	3,500	2,400	2,400	2,400	2,400	46	46

Headcount	12,511	12,127	12,531	12,455	12,378	3	1

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$7	$8	$23	$(2)	$(6)	(13)	NM
Nonperforming Loans	79	104	118	100	78	(24)	1
Allowance for Loan Losses	119	132	148	195	214	(10)	(44)
Allowance for Lending Related Commitments	3	4	6	3	5	(25)	(40)

Net Charge-off (Recovery) Rate	0.12%	0.12%	0.34%	(0.03)%	(0.09)%
Allowance for Loan Losses to Average Loans	0.49	0.50	0.55	0.73	0.81
Allowance for Loan Losses to Nonperforming Loans	151	127	125	195	274
Nonperforming Loans to Average Loans	0.32	0.39	0.44	0.38	0.30

(a)	Third quarter 2005 includes a $3 million special provision related to Hurricane Katrina.
(b)	Pre-tax margin represents Income before Income Tax Expense divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings, after all costs are taken into consideration.
(c)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(d)	Quartile rankings sourced from Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.
(e)	The sale of BrownCo, which occurred on November 30, 2005, included $3.0 billion in both loans and deposits; the respective fourth quarter 2005 average balances were approximately $2.0 billion.
(f)	Reflects the transfer of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2006
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2006	2005	2005	2005	2005	2005	2005
Assets by Asset Class
Liquidity	$236	$238	$239	$223	$228	(1)%	4
Fixed Income	166	165	166	171	171	1	(3)
Equities & Balanced	397	370	351	323	326	7	22
Alternatives	74	74	72	66	65	-	14

TOTAL ASSETS UNDER MANAGEMENT	873	847	828	783	790	3	11
Custody / Brokerage / Administration / Deposits	324	302	325	310	302	7	7

TOTAL ASSETS UNDER SUPERVISION	$1,197	$1,149	$1,153	$1,093	$1,092	4	10

Assets by Client Segment
Institutional (a)	$468	$481	$479	$455	$462	(3)	1
Private Bank	137	145	142	135	138	(6)	(1)
Retail (a)	214	169	155	141	138	27	55
Private Client Services	54	52	52	52	52	4	4

TOTAL ASSETS UNDER MANAGEMENT	$873	$847	$828	$783	$790	3	11

Institutional (a)	$471	$484	$483	$458	$467	(3)	1
Private Bank	332	318	309	300	299	4	11
Retail (a)	291	245	261	238	232	19	25
Private Client Services	103	102	100	97	94	1	10

TOTAL ASSETS UNDER SUPERVISION	$1,197	$1,149	$1,153	$1,093	$1,092	4	10

Assets by Geographic Region
U.S. / Canada	$564	$562	$548	$527	$550	-	3
International	309	285	280	256	240	8	29

TOTAL ASSETS UNDER MANAGEMENT	$873	$847	$828	$783	$790	3	11

U.S. / Canada	822	805	815	776	792	2	4
International	375	344	338	317	300	9	25

TOTAL ASSETS UNDER SUPERVISION	$1,197	$1,149	$1,153	$1,093	$1,092	4	10

Mutual Funds Assets by Asset Class
Liquidity	$167	$182	$188	$174	$175	(8)	(5)
Fixed Income	48	45	39	41	45	7	7
Equity	189	150	137	114	106	26	78

TOTAL MUTUAL FUND ASSETS	$404	$377	$364	$329	$326	7	24

(a)	During the first quarter of 2006, assets under management of $22 billion from Retirement Planning Services has been reclassified from the Institutional client segment to the Retail client segment in order to be consistent with the revenue by client segment reporting.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS
	1Q06	4Q05	3Q05	2Q05	1Q05
ASSETS UNDER SUPERVISION (continued)
Assets Under Management Rollforward
Beginning Balance	$847	$828	$783	$790	$791
Flows:
Liquidity	(5)	-	19	(5)	(6)
Fixed Income	-	2	(4)	(2)	4
Equities, Balanced & Alternatives	13	11	4	8	1
Market / Performance / Other Impacts (a)	18	6	26	(8)	-

TOTAL ASSETS UNDER MANAGEMENT	$873	$847	$828	$783	$790

Assets Under Supervision Rollforward
Beginning Balance	$1,149	$1,153	$1,093	$1,092	$1,106
Net Asset Flows	12	15	28	-	6
Acquisitions / Divestitures (b)	-	(33)	-	-	-
Market / Performance / Other Impacts (a)	36	14	32	1	(20)

TOTAL ASSETS UNDER SUPERVISION	$1,197	$1,149	$1,153	$1,093	$1,092

(a)	Includes AWM’s strategic decision to exit the Institutional Fiduciary business in the second quarter of 2005 ($12 billion).

(b)	Reflects the sale of BrownCo in the fourth quarter of 2005 ($33 billion).

JPMORGAN CHASE & CO. CORPORATE
FINANCIAL HIGHLIGHTS
(in millions)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
INCOME STATEMENT
REVENUE
Principal Transactions	$196	$229	$262	$289	$743	(14)%	(74)%
Securities Gains (Losses)	(158)	(547)	(43)	6	(902)	71	82
All Other Income (a)	101	1,360	38	111	73	(93)	38

Noninterest Revenue	139	1,042	257	406	(86)	(87)	NM
Net Interest Income	(545)	(652)	(648)	(772)	(673)	16	19

TOTAL NET REVENUE	(406)	390	(391)	(366)	(759)	NM	47

Provision for Credit Losses (b)	-	-	13	1	(4)	NM	NM

NONINTEREST EXPENSE
Compensation Expense	685	865	739	772	774	(21)	(11)
Noncompensation Expense (c)	608	766	776	2,718	1,703	(21)	(64)
Merger Costs	71	77	221	279	145	(8)	(51)

Subtotal	1,364	1,708	1,736	3,769	2,622	(20)	(48)
Net Expenses Allocated to Other Businesses	(1,038)	(1,108)	(1,133)	(1,142)	(1,142)	6	9

TOTAL NONINTEREST EXPENSE	326	600	603	2,627	1,480	(46)	(78)

Income before Income Tax Expense	(732)	(210)	(1,007)	(2,994)	(2,235)	(249)	67
Income Tax (Benefit)	(316)	(208)	(393)	(1,173)	(900)	(52)	65

NET INCOME (LOSS)	$(416)	$(2)	$(614)	$(1,821)	$(1,335)	NM	69

MEMO:
TOTAL NET REVENUE
Private Equity	$204	$251	$272	$255	$744	(19)	(73)
Treasury	(464)	(984)	(486)	(457)	(1,344)	53	65
Corporate Other (a)	(146)	1,123	(177)	(164)	(159)	NM	8

TOTAL NET REVENUE	$(406)	$390	$(391)	$(366)	$(759)	NM	47

NET INCOME (LOSS)
Private Equity	$103	$121	$141	$122	$437	(15)	(76)
Treasury	(270)	(574)	(300)	(323)	(828)	53	67
Corporate Other (c)	(205)	499	(318)	(1,447)	(854)	NM	76
Merger Costs	(44)	(48)	(137)	(173)	(90)	8	51

TOTAL NET INCOME (LOSS)	$(416)	$(2)	$(614)	$(1,821)	$(1,335)	NM	69

(a)	Includes the gain of $1,254 million on the sale of BrownCo in the fourth quarter of 2005.

(b)	Third quarter 2005 includes a $12 million special provision related to Hurricane Katrina.

(c)	Includes litigation reserve charges of $1,872 million in the second quarter of 2005 and $900 million in the first quarter of 2005 relating to the settlement of Enron and WorldCom class action litigation and for certain other material legal proceedings. In the first quarter of 2006 and fourth quarter of 2005, insurance recoveries relating to certain material litigation of $98 million and $208 million, respectively, were recorded.

JPMORGAN CHASE & CO. CORPORATE
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
SUPPLEMENTAL

TREASURY
Securities Gains (Losses) (a)	$(158)	$(547)	$(43)	$6	$(902)	71%	82%
Investment Securities Portfolio (Average)	39,989	37,814	39,351	43,652	65,646	6	(39)
Investment Securities Portfolio (Ending)	46,093	32,253	42,754	34,319	46,943	43	(2)

PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$207	$351	$430	$555	$633	(41)	(67)
Write-ups / (Write-downs)	10	(74)	(71)	(133)	206	NM	(95)
Mark-to-Market Gains (Losses)	4	(32)	(64)	(153)	(89)	NM	NM

Total Direct Investments	221	245	295	269	750	(10)	(71)
Third-Party Fund Investments	16	44	18	31	39	(64)	(59)

Total Private Equity Gains (b)	$237	$289	$313	$300	$789	(18)	(70)

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$501	$479	$563	$761	$1,149	5	(56)
Cost	395	403	451	580	808	(2)	(51)
Quoted Public Value	677	683	795	1,082	1,713	(1)	(60)
Privately-Held Direct Securities
Carrying Value	5,077	5,028	4,793	5,037	5,490	1	(8)
Cost	6,501	6,463	6,187	6,362	6,689	1	(3)
Third-Party Fund Investments
Carrying Value	675	669	561	552	550	1	23
Cost	1,000	1,003	920	921	934	-	7

Total Private Equity Portfolio - Carrying Value	$6,253	$6,176	$5,917	$6,350	$7,189	1	(13)

Total Private Equity Portfolio - Cost	$7,896	$7,869	$7,558	$7,863	$8,431	-	(6)

(a)	Losses in the first quarter of 2006 and the fourth quarter of 2005 reflect repositioning of the Treasury investment securities portfolio. Losses in the first quarter of 2005 were primarily due to the sale of $20 billion of investment securities during the month of March 2005. Excludes gains/losses on securities used to manage risk associated with MSRs.
(b)	Included in Principal Transactions.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Mar 31, 2006
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2006	2005	2005	2005	2005	2005	2005
CREDIT EXPOSURE
WHOLESALE (a)
Loans - U.S.	$118,501	$112,065	$113,048	$110,096	$101,261	6%	17%
Loans - Non-U.S.	46,298	38,046	38,543	39,492	36,140	22	28

TOTAL WHOLESALE LOANS - REPORTED	164,799	150,111	151,591	149,588	137,401	10	20

CONSUMER
Home Equity	75,241	73,866	72,504	71,239	67,703	2	11
Mortgage	57,690	58,959	60,995	59,020	56,114	(2)	3
Auto Loans and Leases	44,600	46,081	48,444	50,356	55,492	(3)	(20)
All Other Loans	25,060	18,393	18,491	17,312	19,906	36	26

Total Retail Financial Services	202,591	197,299	200,434	197,927	199,215	3	2
Credit Card Receivables - Reported	64,691	71,738	68,479	68,510	66,053	(10)	(2)

TOTAL CONSUMER LOANS - REPORTED	267,282	269,037	268,913	266,437	265,268	(1)	1

TOTAL LOANS - REPORTED	432,081	419,148	420,504	416,025	402,669	3	7
Credit Card Securitizations	69,580	70,527	69,095	68,808	67,328	(1)	3

TOTAL LOANS - MANAGED	501,661	489,675	489,599	484,833	469,997	2	7
Derivative Receivables	52,750	49,787	54,389	55,015	60,388	6	(13)
Interests in Purchased Receivables (b)	29,029	29,740	28,766	27,887	28,484	(2)	2

TOTAL CREDIT-RELATED ASSETS	583,440	569,202	572,754	567,735	558,869	3	4
Wholesale Lending-Related Commitments	322,575	323,764	316,984	314,034	316,282	-	2

TOTAL	$906,015	$892,966	$889,738	$881,769	$875,151	1	4

Memo: Total by Category
Total Wholesale Exposure (c)	$569,153	$553,402	$551,730	$546,524	$542,555	3	5
Total Consumer Managed Loans (d)	336,862	339,564	338,008	335,245	332,596	(1)	1

Total	$906,015	$892,966	$889,738	$881,769	$875,151	1	4

Risk Profile of Wholesale Credit Exposure:
Investment-Grade (e)	$445,848	$435,303	$432,459	$423,813	$430,967	2	3

Noninvestment-Grade: (e)
Noncriticized	98,354	95,375	98,380	100,377	99,906	3	(2)
Criticized Performing (f)	4,325	4,222	4,857	4,492	4,798	2	(10)
Criticized Nonperforming (f)	731	950	1,337	1,502	1,588	(23)	(54)

Total Noninvestment-Grade	$103,410	$100,547	$104,574	$106,371	$106,292	3	(3)

Held-for-Sale:
Held-for-Sale Wholesale Loans	$19,555	$17,211	$14,339	$15,962	$4,977	14	293
Purchased Nonperforming Held-for-Sale Wholesale Loans (g)	340	341	358	378	319	-	7

Total Held-for-Sale	$19,895	$17,552	$14,697	$16,340	$5,296	13	276

Total Wholesale Exposure	$569,153	$553,402	$551,730	$546,524	$542,555	3	5

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.
(b)	These represent undivided interests in pools of receivables and similar types of assets.
(c)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables and Wholesale Lending-Related Commitments.
(d)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments. Includes loans held-for-sale.
(e)	Excludes loans held-for-sale.
(f)	For the quarter ended March 31, 2005, the Firm conformed its methodology for reporting Criticized exposure. Excluding this change in methodology, Criticized exposure would have been $7,632 million in the first quarter of 2005.
(g)	Represents distressed wholesale loans purchased as part of IB’s proprietary activities.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Mar 31, 2006
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2006	2005	2005	2005	2005	2005	2005
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans - U.S.	$572	$819	$914	$959	$1,005	(30)%	(43)%
Loans - Non-U.S.	165	173	278	292	324	(5)	(49)

TOTAL WHOLESALE LOANS-REPORTED (a)	737	992	1,192	1,251	1,329	(26)	(45)

CONSUMER LOANS
Home Equity	451	422	394	368	389	7	16
Mortgage	451	442	316	294	300	2	50
Auto Loans and Leases	157	193	202	189	169	(19)	(7)
All Other Loans	290	281	291	281	292	3	(1)

Total Retail Financial Services	1,349	1,338	1,203	1,132	1,150	1	17
Credit Card Receivables - Reported	12	13	9	9	8	(8)	50

TOTAL CONSUMER LOANS-REPORTED	1,361	1,351	1,212	1,141	1,158	1	18

TOTAL LOANS REPORTED (a)	2,098	2,343	2,404	2,392	2,487	(10)	(16)
Derivative Receivables	49	50	231	234	241	(2)	(80)
Assets Acquired in Loan Satisfactions	201	197	204	206	221	2	(9)

TOTAL NONPERFORMING ASSETS (a)	$2,348	$2,590	$2,839	$2,832	$2,949	(9)	(20)

PURCHASED HELD-FOR-SALE WHOLESALE LOANS (b)	$340	$341	$358	$378	$319	-	7

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.49%	0.56%	0.57%	0.57%	0.62%

NONPERFORMING ASSETS BY LOB
Investment Bank	$484	$645	$934	$946	$1,056	(25)	(54)
Retail Financial Services	1,537	1,518	1,387	1,319	1,351	1	14
Card Services	12	13	9	9	8	(8)	50
Commercial Banking	214	288	388	452	452	(26)	(53)
Treasury & Securities Services	22	22	3	6	4	-	450
Asset & Wealth Management	79	104	118	100	78	(24)	1

TOTAL	$2,348	$2,590	$2,839	$2,832	$2,949	(9)	(20)

(a)	Excludes purchased held-for-sale (“HFS”) wholesale loans.
(b)	Represents distressed wholesale loans purchased as part of IB’s proprietary activities and are excluded from nonperforming assets.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
GROSS CHARGE-OFFS

Wholesale Loans	$39	$123	$40	$31	$61	(68)%	(36)%
Consumer (Excluding Card)	178	216	193	167	219	(18)	(19)
Credit Card Receivables - Reported	665	1,374	881	811	753	(52)	(12)

Total Loans - Reported	882	1,713	1,114	1,009	1,033	(49)	(15)
Credit Card Securitizations	527	1,243	999	1,060	1,034	(58)	(49)

Total Loans - Managed	1,409	2,956	2,113	2,069	2,067	(52)	(32)

RECOVERIES

Wholesale Loans	59	99	80	83	70	(40)	(16)
Consumer (Excluding Card)	57	54	49	53	67	6	(15)
Credit Card Receivables - Reported	98	200	115	100	80	(51)	23

Total Loans - Reported	214	353	244	236	217	(39)	(1)
Credit Card Securitizations	78	181	132	130	117	(57)	(33)

Total Loans - Managed	292	534	376	366	334	(45)	(13)

NET CHARGE-OFFS

Wholesale Loans	(20)	24	(40)	(52)	(9)	NM	(122)
Consumer (Excluding Card)	121	162	144	114	152	(25)	(20)
Credit Card Receivables - Reported	567	1,174	766	711	673	(52)	(16)

Total Loans - Reported	668	1,360	870	773	816	(51)	(18)
Credit Card Securitizations	449	1,062	867	930	917	(58)	(51)

Total Loans - Managed	$1,117	$2,422	$1,737	$1,703	$1,733	(54)	(36)

NET CHARGE-OFF RATES - ANNUALIZED
Wholesale Loans (a)	(0.06)%	0.07%	(0.12)%	(0.16)%	(0.03)%
Consumer (Excluding Card) (b)	0.27	0.36	0.31	0.25	0.34
Credit Card Receivables - Reported	3.36	6.75	4.41	4.25	4.25
Total Loans - Reported (a) (b)	0.69	1.39	0.89	0.82	0.88
Credit Card Securitizations	2.62	6.03	4.99	5.48	5.36
Total Loans - Managed (a) (b)	0.98	2.09	1.51	1.53	1.58

Memo: Credit Card - Managed	2.99	6.39	4.70	4.87	4.83

(a)	Average wholesale loans held-for-sale were $19,480 million, $15,581 million, $13,045 million, $11,601 million and $7,674 million for the quarters ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005, and March 31, 2005, respectively. These amounts are not included in the net charge-off rates.
(b)	Average consumer loans (excluding Card) held-for-sale were $16,362 million, $16,505 million, $15,707 million, $14,620 million and $15,861 million for the quarters ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,090	$7,220	$6,794	$6,935	$7,320	(2)%	(3)%
Net Charge-Offs	(668)	(1,360)	(870)	(773)	(816)	51	18
Provision for Loan Losses	847	1,219	1,289	636	431	(31)	97
Other	6	11	7	(4)	-	(45)	NM

Ending Balance	$7,275	$7,090	$7,220	$6,794	$6,935	3	5

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$400	$395	$439	$488	$492	1	(19)
Provision for Lending-Related Commitments	(16)	5	(44)	(49)	(4)	NM	(300)

Ending Balance	$384	$400	$395	$439	$488	(4)	(21)

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$118	$203	$341	$314	$385	(42)	(69)
Formula - Based (a)
Statistical Calculation	1,713	1,629	1,590	1,604	1,448	5	18
Adjustments to the Statistical Calculation	837	621	659	686	894	35	(6)

Total Wholesale	2,668	2,453	2,590	2,604	2,727	9	(2)

Consumer
Formula - Based
Statistical Calculation	3,288	3,422	3,432	3,064	3,113	(4)	6
Adjustments to the Statistical Calculation	1,319	1,215	1,198	1,126	1,095	9	20

Total Consumer	4,607	4,637	4,630	4,190	4,208	(1)	9

Total Allowance for Loan Losses	7,275	7,090	7,220	6,794	6,935	3	5
Allowance for Lending-Related Commitments	384	400	395	439	488	(4)	(21)

Total Allowance for Credit Losses	$7,659	$7,490	$7,615	$7,233	$7,423	2	3

Wholesale Allowance for Loan Losses to Total Wholesale Loans (b)	1.84%	1.85%	1.89%	1.95%	2.06%
Consumer Allowance for Loan Losses to Total Consumer Loans (c)	1.82	1.84	1.84	1.65	1.69
Allowance for Loan Losses to Total Loans (b) (c)	1.83	1.84	1.86	1.76	1.82
Allowance for Loan Losses to Total Nonperforming Loans (d)	361	321	316	287	283

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,117	$907	$1,002	$971	$1,191	23	(6)
Retail Financial Services	1,333	1,363	1,375	1,135	1,168	(2)	14
Card Services	3,274	3,274	3,255	3,055	3,040	-	8
Commercial Banking	1,415	1,392	1,423	1,431	1,312	2	8
Treasury & Securities Services	6	11	6	7	5	(45)	20
Asset & Wealth Management	119	132	148	195	214	(10)	(44)
Corporate	11	11	11	-	5	-	120

Total	$7,275	$7,090	$7,220	$6,794	$6,935	3	5

(a)	During the second quarter 2005, the Firm refined its historical and market based inputs used for estimating the Formula Based component of the allowance. These refinements resulted in an increase to the Statistical Calculation and a decrease to the Adjustments to the Statistical Calculation, the component of the allowance that covers estimate imprecision.
(b)	Loans held-for-sale were $19,895 million, $17,552 million, $14,697 million, $16,340 million and $5,296 million at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.
(c)	Loans held-for-sale were $14,343 million, $16,598 million, $17,695 million, $13,112 million and $16,532 million at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.
(d)	Nonperforming loans held-for-sale were $84 million, $136 million, $116 million, $28 million and $33 million at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS
						1Q06 Change
	1Q06	4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$189	$(98)	$(32)	$(271)	$(356)	NM	NM
Commercial Banking	16	(10)	(11)	116	(8)	NM	NM
Treasury & Securities Services	(4)	3	(1)	2	(5)	NM	20%
Asset & Wealth Management	(6)	(8)	(22)	(18)	(7)	25%	14
Corporate	-	-	13	1	(4)	NM	NM

Total Wholesale	195	(113)	(53)	(170)	(380)	NM	NM

Retail Financial Services	85	158	376	95	92	(46)	(8)
Card Services	567	1,174	966	711	719	(52)	(21)

Total Consumer	652	1,332	1,342	806	811	(51)	(20)

Total Provision for Loan Losses	847	1,219	1,289	636	431	(31)	97

LENDING-RELATED COMMITMENTS
Investment Bank	$(6)	$15	$(14)	$(72)	$(10)	NM	40
Commercial Banking	(9)	(7)	(35)	26	2	(29)	NM
Treasury & Securities Services	-	(1)	-	-	2	NM	NM
Asset & Wealth Management	(1)	(2)	3	(2)	-	50	NM
Corporate	-	-	-	-	-	NM	NM

Total Wholesale	(16)	5	(46)	(48)	(6)	NM	(167)

Retail Financial Services	-	-	2	(1)	2	NM	NM
Card Services	-	-	-	-	-	NM	NM

Total Consumer	-	-	2	(1)	2	NM	NM

Total Provision for Lending-Related Commitments	(16)	5	(44)	(49)	(4)	NM	(300)

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$183	$(83)	$(46)	$(343)	$(366)	NM	NM
Commercial Banking (a)	7	(17)	(46)	142	(6)	NM	NM
Treasury & Securities Services	(4)	2	(1)	2	(3)	NM	(33)
Asset & Wealth Management (a)	(7)	(10)	(19)	(20)	(7)	30	-
Corporate (a)	-	-	13	1	(4)	NM	NM

Total Wholesale	179	(108)	(99)	(218)	(386)	NM	NM

Retail Financial Services (a)	85	158	378	94	94	(46)	(10)
Card Services (a)	567	1,174	966	711	719	(52)	(21)

Total Consumer	652	1,332	1,344	805	813	(51)	(20)

Total Provision for Credit Losses	831	1,224	1,245	587	427	(32)	95
Securitized Credit Losses	449	1,062	867	930	917	(58)	(51)

Managed Provision for Credit Losses	$1,280	$2,286	$2,112	$1,517	$1,344	(44)	(5)

(a)	Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

JPMORGAN CHASE & CO. CAPITAL
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q06 Change
	1Q06		4Q05	3Q05	2Q05	1Q05	4Q05	1Q05
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,472.7		3,472.1	3,485.0	3,493.0	3,517.5	-%	(1)%
Weighted-Average Diluted Shares Outstanding	3,570.8		3,563.9	3,547.7	3,548.3	3,569.8	-	-
Common Shares Outstanding - at Period End	3,473.0		3,486.7	3,503.4	3,514.0	3,525.3	-	(1)

Cash Dividends Declared per Share	$0.34		$0.34	$0.34	$0.34	$0.34	-	-
Book Value per Share	31.19		30.71	30.26	29.95	29.78	2	5
Dividend Payout	39%		44%	48%	122%	54%

NET INCOME	$3,081		$2,698	$2,527	$994	$2,264	14	36
Preferred Dividends	4		2	3	3	5	100	(20)

Net Income Applicable to Common Stock	$3,077		$2,696	$2,524	$991	$2,259	14	36

NET INCOME PER SHARE
Basic	$0.89		$0.78	$0.72	$0.28	$0.64	14	39
Diluted	0.86		0.76	0.71	0.28	0.63	13	37

SHARE PRICE
High	$42.43		$40.56	$35.95	$36.50	$39.69	5	7
Low	37.88		32.92	33.31	33.35	34.32	15	10
Close	41.64		39.69	33.93	35.32	34.60	5	20

STOCK REPURCHASE PROGRAM (a) (b)
Aggregate Repurchases	$1,291.0		$1,000.0	$500.0	$593.7	$1,315.6	29	(2)
Common Shares Repurchased	31.8		26.3	14.4	16.8	36.0	21	(12)
Average Purchase Price	$40.54		$38.05	$34.61	$35.32	$36.57	7	11

CAPITAL RATIOS
Tier 1 Capital	$73,085	(c)	$72,474	$70,745	$69,782	$69,435	1	5
Total Capital	103,800	(c)	102,437	98,254	96,089	96,378	1	8
Risk-Weighted Assets	855,564	(c)	850,643	866,289	850,241	811,822	1	5
Adjusted Average Assets	1,195,072	(c)	1,152,546	1,143,449	1,123,609	1,110,058	4	8
Tier 1 Capital Ratio	8.5%	(c)	8.5%	8.2%	8.2%	8.6%
Total Capital Ratio	12.1	(c)	12.0	11.3	11.3	11.9
Tier 1 Leverage Ratio	6.1	(c)	6.3	6.2	6.2	6.3

INTANGIBLE ASSETS
Goodwill	$43,899		$43,621	$43,555	$43,537	$43,440	1	1
Mortgage Servicing Rights	7,539		6,452	6,057	5,026	5,663	17	33
Purchased Credit Card Relationships	3,243		3,275	3,352	3,528	3,703	(1)	(12)
All Other Intangibles	4,832		4,832	5,139	5,319	5,514	-	(12)

Total Intangibles	$59,513		$58,180	$58,103	$57,410	$58,320	2	2

(a)	On March 21, 2006, JPMorgan Chase announced that its Board of Directors had authorized the repurchase of up to $8 billion of the Firm’s common shares. The new authorization commenced immediately and replaced the Firm’s previous repurchase authorization. The authorization will be utilized at management’s discretion and the timing of purchases and the exact number of shares purchased will depend on market conditions and alternative investment opportunities.
(b)	Excludes commission costs.
(c)	Estimated

JPMORGAN CHASE & CO. Glossary of Terms

ACH: Automated Clearing House
Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest.
Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.
Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.
Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council Policy, credit card loans are charged-off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expenses.
Managed Basis: Includes reclassifications related to credit card securitizations and taxable equivalents as described below. Management uses certain non-GAAP financial measures at the business segment level because it believes these non-GAAP financial measures provide information to investors in understanding the underlying operational performance and trends of the particular business segment and facilitate a comparison of the business segment with the performance of competitors.
Credit Card Securitizations: In the case of Card Services, managed basis excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated balance sheets through the transfer of the receivables to a trust, and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in Loans on the Consolidated balance sheets. A gain or loss on the sale of credit card receivables to investors is recorded in Other Income. Securitization also affects the Firm’s Consolidated statements of income as interest income, certain fee revenue, recoveries in excess of interest paid to the investors, gross credit losses and other trust expenses related to the securitized receivables are all reclassified into credit card income.
Tax-Equivalent Basis: Noninterest revenue and net interest income for each of the segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax exempt securities and investments that receive tax credits are presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Managed Credit Card Receivables: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.
NA: Data is not applicable for the period presented.
NM: Not meaningful
Overhead Ratio: Noninterest expense as a percentage of total net revenue.
Principal Transactions: Represents Trading revenue, primarily in the Investment Bank, plus Private equity gains (losses), primarily in the Private Equity business in Corporate.
Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.
Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics

Investment Banking
IB REVENUES ARE COMPRISED OF THE FOLLOWING:
1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.
3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes Net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN REGIONAL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments and business banking, by partnering with the personal bankers.
MORTGAGE BANKING REVENUES ARE COMPRISED OF THE FOLLOWING:
1. Production income includes Mortgage Servicing Rights created from the sales of loans, net gains or losses on the sales of loans, and other production-related fees. Also includes revenue associated with originations of subprime mortgage loans.
2. Mortgage servicing income
     a) Servicing revenue represents all gross income earned from servicing third party mortgage loans including stated service fee, excess service fees, late fees, and other ancillary fees. Also includes income associated with the servicing of subprime mortgages.
     b) Changes in MSR asset fair value due to:
            — inputs or assumptions in the model includes rates and other market based factors. Also includes updates to assumptions used in the MSR valuation process and changes in the value of servicing assets associated with subprime loans.
            — other changes in fair value includes any factors other than those noted in the definition above. The single largest component of this line item is the change in MSR value due to servicing portfolio runoff (or time decay). For periods prior to January 1, 2006, this amount represents MSR asset amortization expense under SFAS 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125. Includes the results of both prime and subprime servicing assets.
            — derivative valuation adjustments and other represents fair value adjustments to the derivatives and other instruments used to hedge the MSR asset.
Retail Financial Services (continued)
MORTGAGE BANKING’S ORIGINATION CHANNELS ARE COMPRISED OF THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home are directly contacted by a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent negotiated transactions (“CNT”) — Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, portfolio purchases and sales.
3. Merchant acquiring business — Represents an entity that processes payments for merchants. JPMorgan Chase is a partner in Chase Paymentech Solutions, LLC.
4. Bank card volume — Represents the dollar amount of transactions processed for the merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for the merchants.
Commercial Banking
COMMERCIAL BANKING REVENUES ARE COMPRISED OF THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are often provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include Term loans, Revolving lines of credit, Bridge financing, Asset-backed structures, and Leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, Lockbox, Disbursement and reconciliation services, Check deposits, Other check and currency-related services, Trade finance and logistics solutions, Commercial card, and Deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through Loan syndications, Investment-grade debt, Asset-backed securities, Private placements, High-yield bonds, Equity underwriting, Advisory, Interest rate derivatives, and Foreign exchange hedges.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchases, and repurchase agreements).
2. IB revenues, gross — Represents 100% of investment banking product revenue related to Commercial Bank customers that is shared between the Commercial and Investment Banks.

JPMORGAN CHASE & CO. Line of Business Metrics (continued)

Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchases, and repurchase agreements).
Asset & Wealth Management
AWM’s CLIENT SEGMENTS ARE COMPRISED OF THE FOLLOWING:
1. Institutional serves large and mid-size corporate and public institutions, endowments and foundations, and governments globally. AWM offers these institutions comprehensive global investment services, including investment management across asset classes, pension analytics, asset liability management, active risk budgeting and overlay strategies.
2. The Private bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty wealth advisory services.
3. Retail provides customers worldwide with investment management services and retirement planning and administration through third-party and direct distribution channels.
4. Private client services offers high-net-worth individuals, families and business owners comprehensive wealth management solutions that include financial planning, personal trust, investment and banking products and services.